Exhibit 10.1

May 2, 2016

VIA ELECTRONIC MAIL

AND FACSIMILE

Hampshire Group, Limited

114 West 41st Street

New York, NY 10036

Re:     Further Temporary Extension of Forbearance Termination Date

Ladies and Gentlemen:

Reference is made to (i) that certain Credit Agreement, dated as of September 26, 2013 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Hampshire Group, Limited, a Delaware corporation, Hampshire Brands, Inc., a Delaware corporation, Hampshire International, LLC, a Delaware limited liability company and Scott James, LLC, a Delaware limited liability company (collectively, the “Borrowers”), Salus CLO 2012-1, LTD. (“Salus CLO”) and Salus Capital Partners, LLC (collectively, the “Lenders”) and Salus Capital Partners, LLC, as Administrative Agent and Collateral Agent for the Lenders (in such capacity, the “Agent”), (ii) that certain Forbearance Agreement and Fifth Amendment to Credit Agreement, dated as of November 20, 2015 (the “Forbearance Agreement”), by and among the Borrowers, Lenders and Agent, (iii) that certain letter agreement, dated as of March 7, 2016 (the “March 7 Letter Agreement”), by and among the Borrowers, Lender and Agent, (iv) that certain letter agreement, dated as of April 4, 2016 (the “April 4 Letter Agreement”) by and among the Borrowers, Lender and Agent, and (iv) that certain letter agreement, dated as of April 18, 2016 (the “April 18 Letter Agreement”, together with the March 7 Letter Agreement and the April 4 Letter Agreement, collectively, the “Letter Agreements”), by and among the Borrowers, Lenders and Agent. Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Credit Agreement, the Forbearance Agreement or the Letter Agreements, as applicable.

As detailed in the Letter Agreements, (i) the Borrowers are attempting to close the New Credit Facilities, and upon such closing the proceeds and fundings thereunder will be used to pay off in full the Obligations under the Credit Agreement, and (ii) in order to afford time to finalize the definitive loan documentation under the New Credit Facilities, the Agent and Lenders have agreed pursuant to the Letter Agreements to extend the Forbearance Termination Date under the Forbearance Agreement and the Maturity Date under the Credit Agreement from February 29, 2016 until May 2, 2016.

As of the date hereof, the Borrowers have been unable to close the New Credit Facilities and are requesting a further temporary extension of the Forbearance Termination Date under the Forbearance Agreement and the Maturity Date under the Credit Agreement.

The Agent and Lenders hereby agree to extend each of the Forbearance Termination Date under the Forbearance Agreement and the Maturity Date under the Credit Agreement from May 2, 2016 until June 3, 2016; provided, however, if the Agent and Lenders are notified by any of the Borrowers, Accord Capital or any other prospective lender for the Senior Credit Facility or the providers of junior capital under the Subordinated Credit Facility that the Senior Credit Facility and/or Subordinated Credit Facility will not be completed by such lenders as currently contemplated then, in Agent’s sole discretion, the Forbearance Termination Date and Maturity Date shall automatically occur as of the date of such notification. The Borrowers hereby agree to notify Agent immediately (i) if any of the prospective lenders under the Senior Credit Facility or Subordinated Credit Facility notify the Borrowers that they do not intend to consummate the financings under the Senior Credit Facility or Subordinated Credit Facility, or require any closing conditions not customary for transactions of this type, or (ii) if the management of the Borrowers determine that it is unlikely that the Senior Credit Facility or Subordinated Credit Facility will close and fund by June 3, 2016.

Borrowers hereby acknowledge, confirm and agree that (a) the aggregate outstanding principal amount of the Obligations as of May 2, 2016 is $12,848,226.88, (b) such amounts, together with all interest accrued and accruing thereon, and all fees, costs, expenses and other charges now or hereafter payable by Borrowers to Agent and Lenders under the Loan Documents, are unconditionally owing by the Borrowers to Agent and Lenders without offset, defense or counterclaim of any kind, nature or description whatsoever, (c) their obligation and liability for the payment and performance of the Obligations pursuant to the Loan Documents is unconditionally owing to Agent and Lenders without offset, defense or counterclaim of any kind, nature or description whatsoever, and (d) the amount set forth in the preceding clause (a) includes the accommodation fees paid in connection with the Letter Agreements, which fees have been fully earned pursuant to the terms of the Letter Agreements, and are not subject to refund or reduction in whole or in part.

In consideration of the agreement of the Agent and Lenders to further extend the Maturity Date and Forbearance Termination Date hereunder and in recognition that the New Credit Facilities may not close by June 3, 2016, or may not close at all, the Borrowers hereby agree to the following additional terms and conditions:

(i)     The Borrowers acknowledge that the Agent has or will engage 360 Merchant Solutions, LLC (the “Consultant”) to analyze and provide a valuation of the Borrowers’ various assets. The Borrowers shall, and shall cause their management and other personnel to cooperate with the Consultant and afford the Consultant access to all relevant financial and other information relative to the Borrower’s assets and businesses. All fees and expenses of the Consultant incurred by the Agent shall constitute Credit Party Expenses under the Credit Agreement and shall be paid or reimbursed to Agent by Borrowers pursuant to the terms of the Credit Agreement.

(ii)     On the earlier of (a) May 30, 2016 or (b) the date that any prospective lender for the Senior Credit Facility informs the Borrowers that such lender does not intend to consummate the financings under the Senior Credit Facility, the Borrowers hereby agree, at the Agent’s request, to engage a chief restructuring officer (a “CRO”). The Agent shall recommend three candidates to be the CRO (with one of which being GRL Capital Advisors) and Borrowers shall choose one of such candidates. The terms, conditions and scope of the CRO’s engagement shall be satisfactory to the Agent in all respects.

(iii)     The Borrowers shall deliver to Agent certified copies of resolutions of the boards of directors or managers of each of the Borrowers or unanimous written consent of the directors or managers of each of the Borrowers evidencing the approval of the foregoing.

Except as expressly amended hereby, all terms and conditions of the Letter Agreements, the Forbearance Agreement and Credit Agreement, and any and all exhibits annexed thereto and all other writings submitted by the Borrowers to the Agent and Lenders pursuant thereto, shall remain unchanged and in full force and effect. This letter agreement (and each of the other Letter Agreements) shall be deemed to be a Loan Document under and as defined in the Credit Agreement. The failure of the Borrowers to comply with any of the provisions of this agreement shall be deemed an immediate Event of Default under the Loan Agreement without the requirement of written notice by the Agent or further notice or cure period.

The Borrowers hereby acknowledge and reaffirm their obligations under the Loan Documents, in each case as amended, restated, supplemented or otherwise modified prior to or as of the date hereof. The Borrowers hereby confirm the security interests and liens granted by the Borrowers to the Agent, in and to the Collateral in accordance with the Credit Agreement and other Loan Documents as security for the Obligations.

EACH BORROWER HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE OBLIGATIONS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM THE AGENT OR LENDERS. EACH BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES AGENT, EACH LENDER, THEIR AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, ASSERTED OR UNASSERTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS LETTER AGREEMENT IS EXECUTED, WHICH SUCH BORROWER MAY NOW OR HEREAFTER (WHETHER OR NOT PRESENTLY SUSPECTED, CONTEMPLATED OR ANTICIPATED) HAS AGAINST AGENT, ANY LENDER, AND THEIR AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM THE CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS, INCLUDING, WITHOUT LIMITATION, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE CREDIT AGREEMENT OR OTHER LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS LETTER AGREEMENT.

Kindly acknowledge your acknowledgment and agreement to the foregoing by signing and returning a copy of this Letter Agreement to the attention of the undersigned. Thank you.

[Signature Page Follows]

Very truly yours,

SALUS CLO 2012-1, LTD. as a Lender

By: Salus Capital Partners II, LLC, Its: Collateral Manager

By: /s/ Kyle Shonak
Name: Kyle Shonak Title: President

SALUS CAPITAL PARTNERS, LLC as a Lender, Administrative Agent and Collateral Agent

By: /s/ Kyle Shonak Name: Kyle Shonak Title: President

Letter Agreement Re: Further Temporary Extension of Forbearance Termination Date

Acknowledged and Agreed:

HAMPSHIRE GROUP, LIMITED

as Lead Borrower

By: /s/ William Drozdowski

Name: William Drozdowski

Title:     Interim CFO

HAMPSHIRE BRANDS, INC.

as a Borrower

By: /s/ William Drozdowski

Name: William Drozdowski

Title:     Interim CFO

HAMPSHIRE INTERNATIONAL, LLC

as a Borrower

By: /s/ William Drozdowski

Name: William Drozdowski

Title:     Interim CFO

SCOTT JAMES, LLC

as a Borrower

By: /s/ William Drozdowski

Name: William Drozdowski

Title:     Interim CFO

Letter Agreement Re: Further Temporary Extension of Forbearance Termination Date